EXHIBIT 10.9

SAN WEST, INC.

REPORTING FINANCIAL INTEGRITY CONCERNS

If you have concerns about accounting, internal accounting controls, SEC, or auditing matters relating to our company, you may contact the company’s audit committee of our board of directors directly.  Enquiries or communications should be made in writing and mailed to:

Chairman of the Audit Committee

San West, Inc.

_________________________

_________________________

You may also raise your concerns by sending an email to our Audit Committee at the following email address: _________________ ..